Exhibit 10.25

                             CONSULTING  AGREEMENT
                             ---------------------

This Consulting Agreement (the "Agreement"), effective as of August 1, 2008 is entered into by and between Sustainable Power Corp., a Nevada corporation
(herein referred to as the "Company") and Fusion Consulting Group LLC (herein referred to as "Fusion" or the "Consultant").

                                    RECITALS
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WHEREAS,  Company is a publicly-held corporation with its common stock traded on the  OTC  BB  Market  under  the  symbol  SSTP;  and

WHEREAS, Company desires to engage the services of Consultant to represent the company in investors' communications and public relations with existing shareholders, brokers, dealers and other investment professionals as to the Company's current and proposed activities, and to consult with management concerning such Company activities;

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.     Term  of  Consultancy.  Company hereby agrees to retain the Consultant to
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act  in a consulting capacity to the Company and the Consultant hereby agrees to provide services to the Company commencing upon August 1, 2008 and ending on July 31, 2009.

2.     Duties  of  Consultant.  The  Consultant  agrees  that  it will generally
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provide  the  following  specified  consulting services through its officers and employees  during  the  term  specified  in  Section  1.:
          (a) Consult and assist the Company in developing and implementing appropriate plans and means for presenting the Company and its business plans, strategy and personnel to the financial community, establishing an image for the Company in the financial community, and creating the foundation for subsequent financial public relations efforts;
          (b)  Introduce  the  Company  to  the  financial  community;
          (c) With the cooperation of the Company, maintain an awareness during the term of this Agreement of the Company's plans, strategy and personnel, as they may evolve during such period, and consult and assist the Company in communicating appropriate information regarding such plans, strategy and personnel to the financial community;
          (d) Assist and consult the Company with respect to its (i) relations with stockholders, (ii) relations with brokers, dealers, analysts and other investment professionals, and (iii) financial public relations generally;
          (e) Perform the functions generally assigned to stockholder relations and public relations departments in major corporations, including responding to telephone and written inquiries (which may be referred to the Consultant by the Company); preparing press releases for the Company with the Company's involvement and approval of press releases, reports and other communications with or to shareholders, the investment community and the general public; consulting with respect to the timing, form, distribution and other matters related to such releases, reports and communications; and, at the Company's request and subject to the Company's securing its own rights to the use of its names, marks, and logos, consulting with respect to corporate symbols, logos, names, the presentation of such symbols, logos and names, and other matters relating to corporate image;

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          (f) Upon the Company's direction and approval, disseminate information regarding the Company to shareholders, brokers, dealers, other investment community professionals and the general investing public;
          (g) Upon the Company's approval, conduct meetings, in person or by telephone, with brokers, dealers, analysts and other investment professionals to communicate with them regarding the Company's plans, goals and activities, and assist the Company in preparing for press conferences and other forums involving the media, investment professionals and the general investment public;
          (h) At the Company's request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising the Company of the public relations implications thereof; and,
          (i) Otherwise perform as the Company's consultant for public relations and relations with financial professionals.

3.     Allocation  of  Time  and  Energies.  The  Consultant  hereby promises to
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perform  and  discharge faithfully the responsibilities which may be assigned to the Consultant from time to time by the officers and duly authorized representatives of the Company in connection with the conduct of its financial and public relations and communications activities, so long as such activities are in compliance with applicable securities laws and regulations. Consultant and staff shall diligently and thoroughly provide the consulting services required hereunder. Consultant and the Company agree that Consultant will perform the duties set forth herein above in a diligent and professional manner.

4.     Remuneration.  As  full  and complete compensation for services described
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in  this  Agreement,  the  Company  shall  compensate  FUSION  as  follows:

     4.1 For undertaking this engagement and for other good and valuable consideration, the Company agrees to issue to the Consultant a grant of 7,000,000 restricted shares of the Company's Common Stock ("Common Stock") to be delivered to Consultant within ten (10) business days of the signing of this Agreement.

     4.2 Consultant acknowledges that the shares of Common Stock to be issued pursuant to this Agreement (collectively, the "Shares") have not been registered under the Securities Act of 1933, and accordingly are "restricted securities" within the meaning of Rule 144 of the Act. As such, the Shares may not be resold or transferred unless the Company has received an opinion of counsel reasonably satisfactory to the Company that such resale or transfer is exempt from the registration requirements of that Act.

     4.3  Grant  of Warrants.  The Company shall grant and deliver to Consultant
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warrants  (the  "Warrants")  to purchase up to 2,000,000 shares of the Company's
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common  stock  (the  "Common  Stock")PersonName,  such  Warrants  to  be granted
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immediately  at  an  exercise price of $0.0.275 per share. The Warrants shall be exercisable at any time (expiration date) or from time-to-time commencing on the grant date and subject to customary anti-dilution adjustments for reorganizationsPersonName, stock splits and the likePersonName, and payable in cash (including checkPersonName, bank draft or money order).

     4.4 In connection with the acquisition of Shares hereunder, the Consultant represents and warrants to the Company, to the best of its/his knowledge, as follows:

          (a) Consultant acknowledges that the Consultant has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the

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Company  concerning  an investment in the Shares, and any additional information which  the  Consultant  has  requested.

          (b) Consultant's investment in restricted securities is reasonable in relation to the Consultant's net worth, which is in excess of ten (10) times the Consultant's cost basis in the Shares. Consultant has had experience in investments in restricted and publicly traded securities, and Consultant has had experience in investments in speculative securities and other investments which involve the risk of loss of investment. Consultant acknowledges that an investment in the Shares is speculative and involves the risk of loss. Consultant has the requisite knowledge to assess the relative merits and risks of this investment without the necessity of relying upon other advisors, and Consultant can afford the risk of loss of his entire investment in the Shares. Consultant is (i) an accredited investor, as that term is defined in Regulation D promulgated under the Securities Act of 1933, and (ii) a purchaser described in Section 25102 (f) (2) of the California Corporate Securities Law of 1968, as amended.

          (c) Consultant is acquiring the Shares for the Consultant's own account for long-term investment and not with a view toward resale or distribution thereof except in accordance with applicable securities laws.

5.     Expenses.  Consultant agrees to pay for all its expenses (phone, mailing,
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labor, etc.), other than extraordinary items (travel required by/or specifically requested by the Company, luncheons or dinners to large groups of investment professionals, mass faxing to a sizable percentage of the Company's constituents, investor conference calls, print advertisements in publications, etc.) approved by the Company in writing prior to its incurring an obligation for reimbursement.

6.     Representations.  Consultant  represents  that  it  is  not  required  to
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maintain  any  licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. Consultant acknowledges that, to the best of its knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over Consultant. Consultant acknowledges that, to the best of its knowledge, Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws. Consultant further acknowledges that it is not a securities Broker Dealer or a registered investment advisor. Company acknowledges that, to the best of its knowledge, that it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company. Company acknowledges that, to the best of its knowledge, Company is not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

7.     Legal  Representation.  The  Company  acknowledges  that  it  has  been
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represented  by  independent legal counsel in the preparation of this Agreement.
Consultant represents that it has consulted with independent legal counsel and/or tax, financial and business advisors, to the extent the Consultant deemed necessary.

8.     Status  as  Independent  Contractor.  Consultant's engagement pursuant to
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this  Agreement  shall  be  as  independent  contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to

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income  taxes,  social  security  payments or any other payroll taxes.  All such income taxes and other such payment shall be made or provided for by Consultant and the Company shall have no responsibility or duties regarding such matters. Neither the Company nor the Consultant possess the authority to bind each other in any agreements without the express written consent of the entity to be bound.

9.     Attorney's  Fee.  If  any  legal  action  or  any  arbitration  or  other
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proceeding  is  brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connection with that action or proceeding, in addition to any other relief to which it or they may be entitled.

10.     Waiver.  The waiver by either party of a breach of any provision of this
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Agreement  by  the  other party shall not operate or be construed as a waiver of any  subsequent  breach  by  such  other  party.

11.     Notices.  All  notices,  requests,  and  other  communications hereunder
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shall  be  deemed  to  be  duly  given  if sent by country-regionplaceU.S. mail, postage prepaid, addressed to the other party at the address as set forth herein below:

     To  the  Company:
     Sustainable  Power  Corp.
     7600  Hwy  146  South
     Baytown  Tx  77521
     Attn:  M.  Richard  Cutler

     To  the  Consultant:
     Fusion  Capital  Group  LLC
     Attn:  Marlin  Molinaro
     601  Whitney  Ranch  Rd
     Building  C,  Suite  16
     Henderson,  NV  89014

     It is understood that either party may change the address to which notices for it shall be addressed by providing notice of such change to the other party in the manner set forth in this paragraph.

12.     Choice of Law, Jurisdiction and Venue.  This Agreement shall be governed
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by,  construed  and  enforced in accordance with the laws of the State of Texas.
The parties agree that Texas will be the venue of any dispute and will have jurisdiction over all parties.

13.     Complete Agreement.  This Agreement contains the entire agreement of the
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parties relating to the subject matter hereof.  This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.


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AGREED  TO:

SUSTAINABLE  POWER  CORP.

"Company"


Date: December 21, 2008         By:  \s\ M. Richard Cutler
                                     ---------------------
                                M.  Richard  Cutler,  President

FUSION  CONSULTING  GROUP  LLC

"Consultant"


Date: December 21, 2008         By:  \s\ Marlin Molinaro
                                     -------------------
                                Marlin  Molinaro